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                                                                   EXHIBIT 10.24


                                FIRST AMENDMENT
                                    TO THE
                         LIMITED PARTNERSHIP AGREEMENT
                                      OF
                      BIG SHOULDERS INTERTECH FUND, L.P.
                      ----------------------------------

     THIS FIRST AMENDMENT (this "First Amendment") TO THE BIG SHOULDERS INTERTECH FUND, L.P. is made and entered into as of the 31st of March, 2000, by and among Big Shoulders Management, L.L.C., a Delaware limited liability company, and the persons listed on Schedule 1 to the Limited Partnership Agreement of Big Shoulders interTech Fund, L.P., dated as of February 10, 2000 (the "Partnership Agreement"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Partnership Agreement.

                                   RECITALS:

     WHEREAS, the parties hereto entered into the Partnership Agreement as of the 10th day of February, 2000.

     WHEREAS, the parties hereto constitute all of the Partners of Big Shoulders interTech Fund, L.P., a Delaware limited partnership (the "Partnership").

     WHEREAS, the parties hereto now desire to amend the Partnership Agreement as hereinafter provided.

                                   AGREEMENT:

     NOW, THEREFORE, the parties hereto agree to amend the Partnership Agreement as follows:

     1. The second sentence of Section 2.7 of the Partnership Agreement is hereby deleted and replaced with the following:

     "It is understood and agreed that in furtherance of its objectives, the Partnership generally will invest in start-up and early-stage companies located in Chicago and throughout Illinois and generally will make initial investments of between $250,000 and $3,500,000 in each particular Security, but may from time to time make investments in companies located outside of Illinois or make larger or smaller investments as determined by the General Partner in its sole discretion."

     2. Except as amended herein, all terms and provisions contained in the Agreement shall remain in full force and effect.

     3. This First Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same agreement.
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     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the date first hereinabove written.

                              GENERAL PARTNER:
                              ---------------

                              Big Shoulders Management, L.L.C.


                              By:   ____________________________________
                              Name: ____________________________________
                              Its:  ____________________________________


                              LIMITED PARTNERS:


                              TO BE AGREED TO BY EXECUTION OF
                              COUNTERPART LIMITED PARTNER
                              SIGNATURE PAGE
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                       BIG SHOULDERS INTERTECH FUND, L.P.

                   Counterpart Limited Partner Signature Page


     The undersigned Limited Partner hereby executes the First Amendment to the Limited Partnership Agreement of Big Shoulders interTech Fund, L.P. and hereby authorizes this signature page to be attached to a counterpart of such document executed by the General Partner of Big Shoulders interTech Fund, L.P.

Dated as of March 31, 2000



                              ___________________________________
                              (Print Name of Limited Partner)

                              By:    ____________________________
                              Name:  ____________________________
                              Title: ____________________________